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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Amendment No. 2 to Registration Statement No. 333-36447 of Federal Data Corporation on Form S-4 of our report on our audits of the financial statements of NYMA, Inc., dated March 21, 1997 (May 2, 1997 as to
Note 9), appearing in the Prospectus which is part of the Registration Statement. We also consent to the reference to our firm under the heading "Experts."



/s/ Deloitte & Touche LLP

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Deloitte & Touche LLP
Washington, D.C.
November 26, 1997